UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08797
                                   811-09049

Name of Fund: BlackRock International Fund of BlackRock Series, Inc.
              BlackRock Master International Portfolio of BlackRock Master LLC

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 05/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock International Fund                                           BLACKROCK
OF BLACKROCK SERIES, INC.

ANNUAL REPORT | MAY 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock International Fund

Important Tax Information

The following information is provided with respect to the ordinary income distribution paid by BlackRock International Fund of BlackRock Series, Inc. to shareholders of record on August 15, 2006:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .....................          100.00%
Foreign Source Income .........................................           75.45%
Foreign Taxes Paid Per Share ..................................  $      .032191
--------------------------------------------------------------------------------

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.


2               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

A Letter to Shareholders

Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:

Total Returns as of May 31, 2007                                                    6-month     12-month
========================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                          +10.29%     +22.79%
--------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                         + 8.39      +18.92
--------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                    +14.08      +26.84
--------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                  + 0.69      + 6.66
--------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                       + 0.30      + 4.84
--------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)     + 6.02      +12.64
--------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          3

A Discussion With Your Fund's Portfolio Managers

      The Fund provided strong absolute performance for the fiscal year, but lagged the benchmark return largely due to stock-specific disappointments.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2007, BlackRock International Fund's Institutional, Investor A, Investor B and Investor C Shares had total returns of +16.29%, +16.02%, +15.02% and +15.09%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +26.84% and its comparable Lipper category of International Large-Cap Core Funds posted an average return of +25.13%. (Funds in this Lipper category invest at least 75% of their equity assets in companies outside the United States with market capitalizations, on a three-year weighted basis, greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.)

Global equity markets rose strongly over the 12-month period amid an environment of robust global growth, strong corporate profits growth and a favorable liquidity background, which helped to support robust merger-and-acquisition (M&A) activity across the market.

European equity markets performed well as economic sentiment on the region remained relatively buoyant. Corporate earnings continued to exceed expectations while a wave of private equity and M&A activity further underpinned market performance. The European Central Bank (ECB) embarked on a cycle of gradual interest rate hikes over the period in an effort to curb inflation, but was able to ease investor fears of aggressive rate increases. Japanese equities rose as export companies continued to benefit from robust U.S. and Asian demand. However, Japan's performance lagged the other major regions as economic data suggested the domestic recovery was taking longer than expected to materialize. The Bank of Japan raised interest rates to 0.5%, but benign economic and inflationary conditions eased expectations for further interest rate hikes.

Asia-Pacific and emerging markets shares continued to deliver strong returns, with China maintaining healthy double-digit gross domestic product (GDP) growth and the local stock market benefiting from abundant liquidity as initial placing activity accelerated. Regulatory change in China enabled domestic investors to invest in Chinese companies listed in Hong Kong. This provided a boost to the Hong Kong equity market late in the period.

Utilities and materials were the best-performing sectors in the benchmark index over the period, supported by M&A activity and strong commodity prices. Health care and information technology were the main laggards.

What factors most influenced Fund performance?

The Fund's relative underperformance of the benchmark is largely attributed to stock-specific disappointments, particularly within the consumer discretionary sector and across various holdings within Japan.

The Fund's positive performance on an absolute basis was driven by good stock selection within the consumer staples, materials and telecommunications sectors. Within consumer staples, British American Tobacco Plc benefited from a combination of strong earnings driven by exposure to developing markets, increased cash flow return and consolidation activity across the tobacco subsector. Elsewhere in consumer staples, the global brewing company InBev performed well as the company continued to deliver better-than-expected earnings through effective cost cutting and growth in emerging markets. Within materials, our holdings in CVRD and Rio Tinto benefited from rising commodity prices over the period, with the latter rising on speculation of a bid from BHP Billiton late in the period. Within telecommunications, a number of shares performed well, with America Movil, SA de CV, TELUS Corp., Hellenic Telecommunications Organization SA and FastWeb, LLC all delivering strong double-digit returns.

These positives were offset by a number of stock-specific disappointments, primarily within Japan. The domestic bank Mitsubishi UFJ Financial lagged as expected interest rate rises failed to materialize and provide an uplift to margins as investors had anticipated. Within industrials, exposure to midsized telecommunications infrastructure companies COMSYS Holdings Corp. and Kyowa Exeo Corp. also hindered Fund results as larger companies led domestic market performance. A further negative came from the consumer discretionary sector, where the U.K. advertising company Yell Group Plc declined after competitive pressures in the United States forced the company to lower its earnings


 4               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007
growth expectations. We sold our holding given that this development conflicted with our original investment thesis.

What changes were made to the Portfolio during the period?

We increased exposure to the telecommunications sector during the period, initiating a position in Canadian telecom company TELUS Corp. We believe the market is underappreciating the company's earnings growth potential given the relatively low level of mobile penetration and the potential benefit from mobile number portability in the Canadian market. We also initiated positions in the Greek incumbent telecom operator Hellenic Telecommunications Organization SA, where we believe the shares warrant a higher premium compared to the European telecom sector and the dominant integrated telecom service provider Philippine Long Distance Telephone Co., which should experience attractive demand growth for its mobile and broadband capabilities.

We increased exposure to the health care sector over the course of the period, initiating a position in Swiss pharmaceutical company Novartis AG based on our belief that the market is underappreciating the company's attractive pipeline of new drugs. We also increased exposure to attractively valued global industrials companies, initiating positions in BAE Systems Plc, Kubota Corp. and Siemens AG. We closed the gap in our underweighting of the utilities sector through purchases of European names such as RWE AG and E.ON AG. We believe limited power-generating capacity should underpin attractive earnings growth for these companies over the medium-term.

We trimmed our exposure to European banking shares as strong price performance led a number of stocks to achieve our price targets. We took profits in selected names such as BNP Paribas, Credit Suisse Group and Allied Irish Banks Plc. We also lowered exposure to larger integrated oil companies, such as Total SA and BG Group Plc, as the valuations appeared stretched given the background of slowing production growth.

How would you characterize the Portfolio's position at the close of the period?

We believe the global economy is in a mid-cycle slowdown and that growth is likely to slow to a level close to the long-term trend. While U.S. economic activity is evidently slowing, growth in Europe, Asia and emerging markets remains relatively robust and, in our view, should continue to drive the global economy. Moreover, we believe the liquidity environment should remain favorable and that central banks should not have to raise interest rates aggressively given that core inflation is expected to remain stable and at relatively low levels. This environment should remain supportive of corporate profit growth, albeit at a slower pace of growth than we have seen over recent years.

In our view, reasonable stock market valuations point to a constructive outlook for equity markets, although returns are likely to be lower and more volatile than we've seen in recent years. As aggregate market earnings growth slows, we believe companies that demonstrate sustainable above-

market earnings growth should command a premium. This belief is reflected in our stock selection. Attractive valuations and fundamentals led to overweight positions in food, beverage & tobacco, European banks and semiconductors at period-end. Conversely, we currently find few attractive opportunities within the consumer discretionary, energy and materials sectors.

Richard Turnill
Co-Portfolio Manager

James Bristow, CFA
Co-Portfolio Manager

--------------------------------------------------------------------------------
Effective March 19, 2007, James Bristow, CFA, joined Richard Turnill as Co-Portfolio Manager of the Fund. Together they are responsible for the day-to-day management of the Fund's portfolio. Mr. Bristow is a Director with BlackRock, Inc. and a member of the Global Equity team. Prior to joining BlackRock in 2006, he spent nine years at JPMorgan Investment Management. Mr. Bristow began his career at ABN AMRO Rothschild.
--------------------------------------------------------------------------------


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after the sixth year. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results


                                                     6-Month           12-Month       Since Inception
As of May 31, 2007                                 Total Return      Total Return      Total Return
=====================================================================================================
Institutional Shares*                                + 9.33%           +16.29%           + 58.00%
-----------------------------------------------------------------------------------------------------
Investor A Shares*                                   + 9.18            +16.02            + 54.62
-----------------------------------------------------------------------------------------------------
Investor B Shares*                                   + 8.65            +15.02            + 45.28
-----------------------------------------------------------------------------------------------------
Investor C Shares*                                   + 8.73            +15.09            + 44.52
-----------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**        +14.08            +26.84            +107.90
-----------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 10/30/98.


6               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from October 30, 1998 to May 2007.

                                                                                                                       MSCI Europe,
                        Institutional              Investor A             Investor B          Investor C            Australasia and
                             Shares*+                Shares*+               Shares*+            Shares*+           Far East Index++
10/30/98**                    $10,000                 $ 9,475                $10,000             $10,000                    $10,000
5/99                          $10,420                 $ 9,854                $10,360             $10,360                    $10,934
5/00                          $12,608                 $11,901                $12,399             $12,399                    $12,809
5/01                          $10,224                 $ 9,624                $ 9,957             $ 9,957                    $10,602
5/02                          $ 9,166                 $ 8,614                $ 8,837             $ 8,838                    $ 9,584
5/03                          $ 7,989                 $ 7,483                $ 7,612             $ 7,612                    $ 8,405
5/04                          $ 9,608                 $ 8,971                $ 9,072             $ 9,072                    $11,151
5/05                          $10,887                 $10,141                $10,170             $10,170                    $12,781
5/06                          $13,587                 $12,627                $12,562             $12,557                    $16,391
5/07                          $15,800                 $14,650                $14,528             $14,452                    $20,790

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in BlackRock Master International Portfolio of BlackRock Master Trust. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Past performance is not indicative of future results.

Average Annual Total Return

                                                                     Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 5/31/07                                              +16.29%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                                            +11.51
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/07                                                     + 5.47
--------------------------------------------------------------------------------

                                                  Return Without   Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 5/31/07                               +16.02%        + 9.93%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                             +11.20         +10.01
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/07                                      + 5.21         + 4.55
--------------------------------------------------------------------------------

                                                     Return          Return
                                                   Without CDSC    With CDSC++
================================================================================
Investor B Shares**
================================================================================
One Year Ended 5/31/07                               +15.02%        +10.52%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                             +10.33         +10.06
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/07                                      + 4.45         + 4.45
--------------------------------------------------------------------------------

                                                     Return         Return
                                                  Without CDSC    With CDSC+
================================================================================
Investor C Shares++
================================================================================
One Year Ended 5/31/07                               +15.09%        +14.09%
--------------------------------------------------------------------------------
Five Years Ended 5/31/07                             +10.34         +10.34
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/07                                      + 4.38         + 4.38
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
** Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
+     Assuming payment of applicable contingent deferred sales charge.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2006 and held through May 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                Expenses Paid
                               Beginning         Ending       During the Period*
                             Account Value    Account Value    December 1, 2006
                           December 1, 2006   May 31, 2007      to May 31, 2007
================================================================================
Actual
================================================================================
Institutional                   $1,000          $1,093.30           $ 8.30
--------------------------------------------------------------------------------
Investor A                      $1,000          $1,091.80           $ 9.75
--------------------------------------------------------------------------------
Investor B                      $1,000          $1,086.50           $14.51
--------------------------------------------------------------------------------
Investor C                      $1,000          $1,087.30           $13.58
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Institutional                   $1,000          $1,016.97           $ 8.00
--------------------------------------------------------------------------------
Investor A                      $1,000          $1,015.58           $ 9.40
--------------------------------------------------------------------------------
Investor B                      $1,000          $1,010.99           $13.99
--------------------------------------------------------------------------------
Investor C                      $1,000          $1,011.89           $13.09
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.59% for Institutional, 1.87% for Investor A, 2.79% for Investor B and 2.61% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Statement of Assets and Liabilities                 BlackRock International Fund

As of May 31, 2007

==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
          Investment in BlackRock Master International Portfolio (the "Portfolio"), at value
           (identified cost -- $114,077,408) ......................................................                  $ 126,593,872
          Prepaid expenses ........................................................................                         36,066
                                                                                                                     -------------
          Total assets ............................................................................                    126,629,938
                                                                                                                     -------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Distributor ........................................................................    $    74,440
               Administrator ......................................................................         26,721
               Other affiliates ...................................................................         75,567         176,728
                                                                                                       -----------
            Accrued expenses ......................................................................                          9,213
                                                                                                                     -------------
            Total liabilities .....................................................................                        185,941
                                                                                                                     -------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Net Assets ............................................................................                  $ 126,443,997
                                                                                                                     =============
==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized..                  $          86
            Investor A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ....                            255
            Investor B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ....                            420
            Investor C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ....                            165
            Paid-in capital in excess of par ......................................................                    162,959,790
            Undistributed investment income -- net ................................................    $   222,551
            Accumulated realized capital losses allocated from the Portfolio -- net ...............    (49,255,734)
            Unrealized appreciation allocated from the Portfolio -- net ...........................     12,516,464
                                                                                                       -----------
            Total accumulated losses -- net .......................................................                    (36,516,719)
                                                                                                                     -------------
            Net assets ............................................................................                  $ 126,443,997
                                                                                                                     =============
==================================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $12,132,823 and 855,644 shares outstanding ....                  $       14.18
                                                                                                                     =============
            Investor A -- Based on net assets of $35,750,246 and 2,546,816 shares outstanding .....                  $       14.04
                                                                                                                     =============
            Investor B -- Based on net assets of $56,427,830 and 4,198,519 shares outstanding .....                  $       13.44
                                                                                                                     =============
            Investor C -- Based on net assets of $22,133,098 and 1,645,333 shares outstanding .....                  $       13.45
                                                                                                                     =============

      See Notes to Financial Statements.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          9

Statement of Operations                             BlackRock International Fund

For the Year Ended May 31, 2007
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
            Net investment income allocated from the Portfolio:
              Dividends ...........................................................................                  $  3,231,767
              Interest from affiliates ............................................................                        33,396
              Expenses ............................................................................                    (1,202,351)
                                                                                                                     ------------
            Total income ..........................................................................                     2,062,812
                                                                                                                     ------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
            Service and distribution fees -- Investor B ...........................................    $    627,262
            Administration fees ...................................................................         314,381
            Transfer agent fees -- Investor B .....................................................         266,973
            Service and distribution fees -- Investor C ...........................................         225,081
            Transfer agent fees -- Investor A .....................................................         101,712
            Transfer agent fees -- Investor C .....................................................          77,288
            Printing and shareholder reports ......................................................          75,196
            Service fees -- Investor A ............................................................          71,941
            Registration fees .....................................................................          53,096
            Transfer agent fees -- Institutional ..................................................          39,888
            Professional fees .....................................................................          10,189
            Other .................................................................................          11,007
                                                                                                       ------------
            Total expenses ........................................................................                     1,874,014
                                                                                                                     ------------
            Investment income -- net ..............................................................                       188,798
                                                                                                                     ------------
=================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio -- Net
---------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments -- net .................................................................      25,371,630
               Foreign currency transactions -- net ...............................................          11,904    25,383,534
                                                                                                       ------------
            Change in unrealized appreciation on:
               Investments -- net .................................................................      (7,674,210)
               Foreign currency transactions -- net ...............................................             770    (7,673,440)
                                                                                                       --------------------------
            Total realized and unrealized gain -- net .............................................                    17,710,094
                                                                                                                     ------------
            Net Increase in Net Assets Resulting from Operations ..................................                  $ 17,898,892
                                                                                                                     ------------

      See Notes to Financial Statements.


10               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Statements of Changes in Net Assets                 BlackRock International Fund

                                                                                                          For the Year Ended
                                                                                                                May 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                     2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .......................................................      $     188,798       $    (108,479)
            Realized gain -- net ...........................................................         25,383,534          29,736,224
            Change in unrealized appreciation -- net .......................................         (7,673,440)         (2,790,764)
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations ...........................         17,898,892          26,836,981
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
               Institutional ...............................................................           (188,373)           (159,545)
               Investor A ..................................................................           (286,547)           (164,109)
               Investor B ..................................................................           (397,492)           (205,455)
               Investor C ..................................................................           (126,047)            (58,117)
                                                                                                  ---------------------------------
              Net decrease in net assets resulting from dividends to shareholders ..........           (998,459)           (587,226)
                                                                                                  ---------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions .............        (19,755,833)        (19,178,154)
                                                                                                  ---------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
            Redemption fee .................................................................              1,164                 697
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ........................................         (2,854,236)          7,072,298
            Beginning of year ..............................................................        129,298,233         122,225,935
                                                                                                  ---------------------------------
            End of year* ...................................................................      $ 126,443,997       $ 129,298,233
                                                                                                  ---------------------------------
               * Undistributed investment income -- net ....................................      $     222,551       $     726,784
                                                                                                  =================================

      See Notes to Financial Statements.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          11

Financial Highlights                                BlackRock International Fund

                                                                   Institutional
The following per share data                ----------------------------------------------------------
and ratios have been derived                                 For the Year Ended May 31,
from information provided in                ----------------------------------------------------------
the financial statements.                     2007         2006         2005         2004       2003

======================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......  $  12.38     $  10.05     $   8.90     $   7.40   $   8.49
                                            ----------------------------------------------------------
Investment income -- net* ................       .12          .08          .07          .06        .05
Realized and unrealized gain (loss) -- net      1.87++       2.39++       1.11++       1.44      (1.14)
                                            ----------------------------------------------------------
Total from investment operations .........      1.99         2.47         1.18         1.50      (1.09)
                                            ----------------------------------------------------------
Less dividends from investment
  income -- net ..........................      (.19)        (.14)        (.03)          --         --
                                            ----------------------------------------------------------
Net asset value, end of year .............  $  14.18     $  12.38     $  10.05     $   8.90   $   7.40
                                            ==========================================================
======================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------
Based on net asset value per share .......     16.29%       24.80%       13.31%       20.27%    (12.84%)
                                            ==========================================================
======================================================================================================
Ratios to Average Net Assets+
------------------------------------------------------------------------------------------------------
Expenses .................................      1.65%        1.74%        1.72%        1.77%      1.77%
                                            ==========================================================
Investment income -- net .................       .97%         .72%         .76%         .75%       .67%
                                            ==========================================================
======================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...  $ 12,133     $ 12,453     $ 11,946     $ 13,901   $ 15,957
                                            ==========================================================
Portfolio turnover of the Portfolio ......    150.85%       96.05%       48.76%       73.55%    132.93%
                                            ==========================================================


                                                                    Investor A
The following per share data                ----------------------------------------------------------
and ratios have been derived                                 For the Year Ended May 31,
from information provided in                ----------------------------------------------------------
the financial statements.                     2007         2006         2005         2004       2003

======================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......  $  12.26     $   9.94     $   8.80     $   7.34   $   8.45
                                            ----------------------------------------------------------
Investment income -- net* ................       .10          .06          .03          .04        .03
Realized and unrealized gain (loss) -- net      1.84++       2.36++       1.12++       1.42      (1.14)
                                            ----------------------------------------------------------
Total from investment operations .........      1.94         2.42         1.15         1.46      (1.11)
                                            ----------------------------------------------------------
Less dividends from investment
  income -- net ..........................      (.16)        (.10)        (.01)          --         --
                                            ----------------------------------------------------------
Net asset value, end of year .............  $  14.04     $  12.26     $   9.94     $   8.80   $   7.34
                                            ==========================================================
======================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------
Based on net asset value per share .......     16.02%       24.51%       13.04%       19.89%    (13.14%)
                                            ==========================================================
======================================================================================================
Ratios to Average Net Assets+
------------------------------------------------------------------------------------------------------
Expenses .................................      1.91%        1.98%        1.97%        2.00%      2.02%
                                            ==========================================================
Investment income -- net .................       .77%         .53%         .30%         .55%       .48%
                                            ==========================================================
======================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...  $ 35,750     $ 21,807     $ 18,058     $ 28,428   $ 27,838
                                            ==========================================================
Portfolio turnover of the Portfolio ......    150.85%       96.05%       48.76%       73.55%    132.93%
                                            ==========================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of any sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


12               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Financial Highlights (concluded)                    BlackRock International Fund

                                                                    Investor B
The following per share data                -----------------------------------------------------------
and ratios have been derived                                 For the Year Ended May 31,
from information provided in                -----------------------------------------------------------
the financial statements.                     2007         2006         2005         2004       2003

=======================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......  $  11.75     $   9.54     $   8.51     $   7.14    $   8.29
                                            -----------------------------------------------------------
Investment loss -- net* ..................      (.02)        (.03)        (.02)        (.02)       (.02)
Realized and unrealized gain (loss) -- net      1.78++       2.27++       1.05++       1.39       (1.13)
                                            -----------------------------------------------------------
Total from investment operations .........      1.76         2.24         1.03         1.37       (1.15)
                                            -----------------------------------------------------------
Less dividends from investment
  income -- net ..........................      (.07)        (.03)          --           --          --
                                            -----------------------------------------------------------
Net asset value, end of year .............  $  13.44     $  11.75     $   9.54     $   8.51    $   7.14
                                            ===========================================================
=======================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------
Based on net asset value per share .......     15.02%       23.52%       12.10%       19.19%     (13.87%)
                                            ===========================================================
=======================================================================================================
Ratios to Average Net Assets+
-------------------------------------------------------------------------------------------------------
Expenses .................................      2.76%        2.76%        2.75%        2.80%       2.82%
                                            ===========================================================
Investment loss -- net ...................      (.20%)       (.31%)       (.24%)       (.25%)      (.36%)
                                            ===========================================================
=======================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...  $ 56,428     $ 71,575     $ 69,342     $ 76,727    $ 75,953
                                            ===========================================================
Portfolio turnover of the Portfolio ......    150.85%       96.05%       48.76%       73.55%     132.93%
                                            ===========================================================

                                                                    Investor C
The following per share data                -----------------------------------------------------------
and ratios have been derived                                 For the Year Ended May 31,
from information provided in                -----------------------------------------------------------
the financial statements.                     2007         2006         2005         2004       2003

=======================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......  $  11.75     $   9.54     $   8.51     $   7.14    $   8.29
                                            -----------------------------------------------------------
Investment loss -- net* ..................      (.01)        (.03)        (.02)        (.02)       (.03)
Realized and unrealized gain (loss) -- net      1.78++       2.27++       1.05++       1.39       (1.12)
                                            -----------------------------------------------------------
Total from investment operations .........      1.77         2.24         1.03         1.37       (1.15)
                                            -----------------------------------------------------------
Less dividends from investment
  income -- net ..........................      (.07)        (.03)          --           --          --
                                            -----------------------------------------------------------
Net asset value, end of year .............  $  13.45     $  11.75     $   9.54     $   8.51    $   7.14
                                            ===========================================================
=======================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------
Based on net asset value per share .......     15.09%       23.47%       12.10%       19.19%     (13.87%)
                                            ===========================================================
=======================================================================================================
Ratios to Average Net Assets+
-------------------------------------------------------------------------------------------------------
Expenses .................................      2.68%        2.77%        2.76%        2.82%       2.82%
                                            ===========================================================
Investment loss -- net ...................      (.09%)       (.32%)       (.27%)       (.29%)      (.42%)
                                            ===========================================================
=======================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...  $ 22,133     $ 23,463     $ 22,879     $ 27,485    $ 32,018
                                            ===========================================================
Portfolio turnover of the Portfolio ......    150.85%       96.05%       48.76%       73.55%     132.93%
                                            ===========================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          13

Notes to Financial Statements                       BlackRock International Fund

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch International Fund, a series of Mercury Funds, Inc., was renamed BlackRock International Fund (the "Fund") of BlackRock Series, Inc. (the "Corporation"), respectively. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Merrill Lynch Master International Portfolio of Mercury Master Trust, which was renamed on September 29, 2006 BlackRock Master International Portfolio (the "Portfolio") and BlackRock Master Trust (the "Trust"), respectively, which has the same investment objective and strategies as the Fund. Effective June 15, 2007, the Trust was converted to a Delaware limited liability company and, in accordance to the Limited Liability Company Agreement, was renamed BlackRock Master LLC (the "Master LLC"). Throughout this report, the Trust and the Master LLC are referred to as the Master LLC. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2007 was 100%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after


14               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Notes to Financial Statements (continued)           BlackRock International Fund

November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(h) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $305,428 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Master LLC with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006. Prior to September 29, 2006, Merrill Lynch Investment Managers International Limited ("MLIMIL") was the Trust's manager. Effective September 29, 2006, MLIMIL was renamed BlackRock Investment Management International Limited and is an indirect, wholly owned subsidiary of BlackRock, Inc.

The Corporation has entered into an Administration Agreement with BlackRock Advisors, LLC. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's Administrator and was compensated at the same fee rate. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Corporation has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Service       Distribution
                                                       Fee             Fee
--------------------------------------------------------------------------------
Investor A .................................           .25%            --
Investor B .................................           .25%           .75%
Investor C .................................           .25%           .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates each Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A,


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          15

Notes to Financial Statements (continued)           BlackRock International Fund

Investor B and Investor C shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder servicing and distribution-related services to Investor B and Investor C shareholders.

For the year ended May 31, 2007, FAMD, the Fund's sole distributor until September 29, 2006, earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD               MLPF&S
--------------------------------------------------------------------------------
Investor A .............................             $ 1,204             $14,255
--------------------------------------------------------------------------------

For the year ended May 31, 2007, MLPF&S received contingent deferred sales charges of $3,715 and $143 relating to transactions in Investor B and Investor C Shares, respectively.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to May 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ............................................                $  136
Investor A ...............................................                $  267
Investor B ...............................................                $1,001
Investor C ...............................................                $  542
--------------------------------------------------------------------------------

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Corporation were officers and/or directors of FAM, MLIM, FAMD, FDS, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions for the years ended May 31, 2007 and May 31, 2006 was $19,755,833 and $19,178,154,
respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended May 31, 2007                                      Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................       102,421   $  1,260,887
Shares issued to shareholders in
  reinvestment of dividends ......................        12,783        160,677
                                                      -------------------------
Total issued .....................................       115,204      1,421,564
Shares redeemed ..................................      (265,784)    (3,322,164)
                                                      -------------------------
Net decrease .....................................      (150,580)  $ (1,900,600)
                                                      =========================
-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended May 31, 2006                                      Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................       242,923   $  2,839,804
Shares issued to shareholders in
  reinvestment of dividends ......................        13,226        141,516
                                                      -------------------------
Total issued .....................................       256,149      2,981,320
Shares redeemed ..................................      (438,591)    (5,022,812)
                                                      -------------------------
Net decrease .....................................      (182,442)  $ (2,041,492)
                                                      =========================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended May 31, 2007                                      Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................     1,826,013   $ 23,387,248
Automatic conversion of shares ...................        30,863        376,949
Shares issued to shareholders in
  reinvestment of dividends ......................        21,871        272,736
                                                      -------------------------
Total issued .....................................     1,878,747     24,036,933
Shares redeemed ..................................    (1,110,949)   (14,360,866)
                                                      -------------------------
Net increase .....................................       767,798   $  9,676,067
                                                      =========================
-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended May 31, 2006                                      Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................       481,721   $  5,517,472
Automatic conversion of shares ...................       143,844      1,637,982
Shares issued to shareholders in
  reinvestment of dividends ......................        14,746        156,453
                                                      -------------------------
Total issued .....................................       640,311      7,311,907
Shares redeemed ..................................      (677,502)    (7,483,932)
                                                      -------------------------
Net decrease .....................................       (37,191)  $   (172,025)
                                                      =========================


16               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Notes to Financial Statements (concluded)           BlackRock International Fund

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended May 31, 2007                                      Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................     1,429,741   $ 17,605,872
Shares issued to shareholders in
  reinvestment of dividends ......................        30,377        365,136
                                                      -------------------------
Total issued .....................................     1,460,118     17,971,008
                                                      -------------------------
Shares redeemed ..................................    (3,322,246)   (40,773,785)
Automatic conversion of shares ...................       (32,213)      (376,949)
                                                      -------------------------
Total redeemed ...................................    (3,354,459)   (41,150,734)
                                                      -------------------------
Net decrease .....................................    (1,894,341)  $(23,179,726)
                                                      =========================
--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended May 31, 2006                                      Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................     1,708,097   $ 18,774,817
Shares issued to shareholders in
  reinvestment of dividends ......................        18,187        186,233
                                                      -------------------------
Total issued .....................................     1,726,284     18,961,050
                                                      -------------------------
Shares redeemed ..................................    (2,751,830)   (30,006,235)
Automatic conversion of shares ...................      (149,589)    (1,637,982)
                                                      -------------------------
Total redeemed ...................................    (2,901,419)   (31,644,217)
                                                      -------------------------
Net decrease .....................................    (1,175,135)  $(12,683,167)
                                                      =========================
-------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended May 31, 2007                                      Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................        98,864   $  1,212,045
Shares issued to shareholders in
  reinvestment of dividends ......................         9,012        108,329
                                                      -------------------------
Total issued .....................................       107,876      1,320,374
Shares redeemed ..................................      (459,955)    (5,671,948)
                                                      -------------------------
Net decrease .....................................      (352,079)  $ (4,351,574)
                                                      =========================
--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended May 31, 2006                                      Shares        Amount
-------------------------------------------------------------------------------
Shares sold ......................................        97,471   $  1,088,956
Shares issued to shareholders in
  reinvestment of dividends ......................         4,860         49,761
                                                      -------------------------
Total issued .....................................       102,331      1,138,717
Shares redeemed ..................................      (503,944)    (5,420,187)
                                                      -------------------------
Net decrease .....................................      (401,613)  $ (4,281,470)
                                                      =========================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

4. Distribution to Shareholders:

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006 was as follows:

-------------------------------------------------------------------------------
                                                      5/31/2007      5/31/2006
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................  $    998,459   $    587,226
                                                    ---------------------------
Total taxable distributions ......................  $    998,459   $    587,226
                                                    ===========================

As of May 31, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ......................      $    224,707
Undistributed long-term capital gains -- net ..............                --
                                                                 ------------
Total undistributed earnings -- net .......................           224,707
Capital loss carryforward .................................       (49,253,540)*
Unrealized gains -- net ...................................        12,512,114**
                                                                 ------------
Total accumulated losses -- net ...........................      $(36,516,719)
                                                                 ============

* On May 31, 2007, the Fund had a net capital loss carryforward of $49,253,540, of which $2,490,488 expires in 2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains on certain foreign currency contracts.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          17

Report of Independent Registered Public Accounting Firm
                                                    BlackRock International Fund

To the Shareholders and Board of Directors of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock International Fund (formerly Merrill Lynch International Fund), one of the series constituting BlackRock Series, Inc. (formerly Mercury Funds, Inc.) ("BlackRock"), as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of BlackRock's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. BlackRock is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of BlackRock's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Fund of BlackRock Series, Inc. as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2007


18               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Portfolio Information as of May 31, 2007
                                        BlackRock Master International Portfolio

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
British American Tobacco Plc ..........................................  3.6%
Novartis AG Registered Shares .........................................  3.5
ING Groep NV CVA ......................................................  3.4
Honda Motor Co., Ltd. .................................................  3.4
Banco Bilbao Vizcaya Argentaria SA ....................................  3.1
Bayer AG ..............................................................  2.7
Nestle SA Registered Shares ...........................................  2.6
Taiwan Semiconductor Manufacturing Co., Inc. ..........................  2.5
Unilever Plc ..........................................................  2.5
Sun Hung Kai Properties Ltd. ..........................................  2.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Commercial Banks ...................................................... 15.1%
Oil, Gas & Consumable Fuels ...........................................  6.7
Food Products .........................................................  5.7
Automobiles ...........................................................  5.2
Pharmaceuticals........................................................  4.9
--------------------------------------------------------------------------------
      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United Kingdom ........................................................ 29.9%
Germany ............................................................... 12.3
Japan ................................................................. 12.2
Switzerland ...........................................................  7.5
Netherlands ...........................................................  5.7
France ................................................................  4.6
Hong Kong .............................................................  4.2
Spain .................................................................  3.1
Ireland ...............................................................  3.0
Taiwan ................................................................  2.5
--------------------------------------------------------------------------------
                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
Europe (excluding United Kingdom) ..................................... 41.7%
United Kingdom ........................................................ 29.3
Pacific Basin/Asia .................................................... 23.8
North America .........................................................  2.7
Latin America .........................................................  1.3
Other* ................................................................  1.2
--------------------------------------------------------------------------------
      *     Includes holdings in short-term investments.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          19

Schedule of Investments as of May 31, 2007
                      BlackRock Master International Portfolio (in U.S. dollars)

                                                          Shares
          Industry       Common Stocks                     Held         Value
===============================================================================
Europe
-------------------------------------------------------------------------------
France -- 4.6%
          Communications
          Equipment -- 1.1%
          Alcatel SA                                       104,227   $1,451,512
          ---------------------------------------------------------------------
          Electrical Equipment -- 1.5%
          Schneider Electric SA                             13,248    1,912,536
          ---------------------------------------------------------------------
          Oil, Gas & Consumable
          Fuels -- 2.0%
          Total SA                                          33,861    2,551,455
          ---------------------------------------------------------------------
          Total Common Stocks in France                               5,915,503
===============================================================================
Germany -- 12.3%
          Automobiles -- 1.8%
          Bayerische Motoren Werke AG                       33,285    2,229,032
          ---------------------------------------------------------------------
          Chemicals -- 2.7%
          Bayer AG                                          46,967    3,380,380
          ---------------------------------------------------------------------
          Electric Utilities -- 2.3%
          E.ON AG                                           17,600    2,893,430
          ---------------------------------------------------------------------
          Health Care Providers &
          Services -- 1.6%
          Fresenius Medical Care AG                         14,294    2,097,969
          ---------------------------------------------------------------------
          Industrial Conglomerates -- 2.4%
          Siemens AG                                        23,133    3,048,542
          ---------------------------------------------------------------------
          Multi-Utilities -- 1.5%
          RWE AG                                            17,062    1,933,046
          ---------------------------------------------------------------------
          Total Common Stocks in Germany                             15,582,399
===============================================================================
Greece -- 2.1%
          Diversified Telecommunication
          Services -- 2.1%
          Hellenic Telecommunications
            Organization SA (b)                             83,866    2,674,450
          ---------------------------------------------------------------------
          Total Common Stocks in Greece                               2,674,450
===============================================================================
Ireland -- 3.0%
          Commercial Banks -- 1.5%
          Allied Irish Banks Plc                            61,496    1,855,165
          ---------------------------------------------------------------------
          Construction Materials -- 1.5%
          Smurfit Kappa Plc (b)                             74,500    1,904,627
          ---------------------------------------------------------------------
          Total Common Stocks in Ireland                              3,759,792
===============================================================================
Italy -- 2.0%
          Commercial Banks -- 1.5%
          Banco Popolare di Verona e Novara Scrl            61,522    1,868,367
          ---------------------------------------------------------------------
          Food Products -- 0.5%
          Parmalat SpA                                     150,896      674,087
          ---------------------------------------------------------------------
          Total Common Stocks in Italy                                2,542,454
===============================================================================
Netherlands -- 5.7%
          Air Freight & Logistics -- 2.3%
          TNT NV                                            66,535    2,941,832
          ---------------------------------------------------------------------
          Diversified Financial
          Services -- 3.4%
          ING Groep NV CVA                                  96,271    4,288,988
          ---------------------------------------------------------------------
          Total Common Stocks in the Netherlands                      7,230,820
===============================================================================
Norway -- 1.5%
          Commercial Banks -- 1.5%
          DnB NOR ASA                                      136,444    1,841,530
          ---------------------------------------------------------------------
          Total Common Stocks in Norway                               1,841,530
===============================================================================
Spain -- 3.1%
          Commercial Banks -- 3.1%
          Banco Bilbao Vizcaya Argentaria SA               154,746    3,910,346
          ---------------------------------------------------------------------
          Total Common Stocks in Spain                                3,910,346
===============================================================================
Sweden -- 0.7%
          Diversified Telecommunication
          Services -- 0.7%
          Tele2 AB                                          57,533      960,352
          ---------------------------------------------------------------------
          Total Common Stocks in Sweden                                 960,352
===============================================================================
Switzerland -- 7.5%
          Capital Markets -- 1.3%
          UBS AG                                            25,304    1,650,710
          ---------------------------------------------------------------------
          Food Products -- 2.7%
          Nestle SA Registered Shares                        8,609    3,352,787
          ---------------------------------------------------------------------
          Pharmaceuticals -- 3.5%
          Novartis AG Registered Shares                     79,675    4,478,791
          ---------------------------------------------------------------------
          Total Common Stocks in Switzerland                          9,482,288
===============================================================================
United Kingdom -- 29.9%
          Aerospace & Defense -- 2.2%
          BAE Systems Plc                                  320,388    2,837,383
          ---------------------------------------------------------------------
          Commercial Banks -- 3.7%
          HBOS Plc                                         123,684    2,662,162
          Standard Chartered Plc                            60,976    2,064,650
                                                                     ----------
                                                                      4,726,812
          ---------------------------------------------------------------------
          Food Products -- 2.5%
          Unilever Plc                                     103,115    3,183,167
          ---------------------------------------------------------------------
          Household Durables -- 1.7%
          Wimpey George Plc                                171,478    2,132,355
          ---------------------------------------------------------------------
          Household Products -- 2.1%
          Reckitt Benckiser Plc                             48,127    2,616,862
          ---------------------------------------------------------------------
          Insurance -- 1.5%
          Prudential Plc                                   126,233    1,890,921
          ---------------------------------------------------------------------
          Metals & Mining -- 3.1%
          Anglo American Plc                                26,277    1,581,240
          Xstrata Plc                                       40,900    2,350,240
                                                                     ----------
                                                                      3,931,480
          ---------------------------------------------------------------------
          Multiline Retail -- 0.9%
          Marks & Spencer Group Plc                         84,766    1,173,249
          ---------------------------------------------------------------------
          Oil, Gas & Consumable
          Fuels -- 4.7%
          BG Group Plc                                     141,837    2,168,195
          British Energy Group                             150,000    1,560,087
          Cairn Energy Plc                                  29,656    1,036,451
          Tullow Oil Plc                                   156,274    1,178,197
                                                                     ----------
                                                                      5,942,930
          ---------------------------------------------------------------------
          Pharmaceuticals -- 1.4%
          AstraZeneca Plc                                   33,300    1,771,094
          ---------------------------------------------------------------------


20               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

                     BlackRock Master International Portfolio  (in U.S. dollars)

                                                          Shares
          Industry       Common Stocks                     Held         Value
===============================================================================
Europe  (concluded)
-------------------------------------------------------------------------------
United Kingdom (concluded)
          Real Estate Investment Trusts
          (REITs) -- 1.5%
          British Land Co. Plc                              64,678  $ 1,853,175
          ---------------------------------------------------------------------
          Real Estate Management &
          Development -- 1.0%
          Grainger Plc                                      98,354    1,236,679
          ---------------------------------------------------------------------
          Tobacco -- 3.6%
          British American Tobacco Plc                     133,470    4,521,943
          ---------------------------------------------------------------------
          Total Common Stocks in the United Kingdom                  37,818,050
===============================================================================
          Total Common Stocks in Europe -- 72.5%                     91,717,984
===============================================================================

===============================================================================
Latin America
-------------------------------------------------------------------------------
Mexico -- 1.4%
          Wireless Telecommunication
          Services -- 1.4%
          America Movil, SA de CV (a)                       28,280    1,712,354
          ---------------------------------------------------------------------
          Total Common Stocks in Latin America -- 1.4%                1,712,354
===============================================================================

===============================================================================
North America
-------------------------------------------------------------------------------
Canada -- 1.3%
          Diversified Telecommunication
          Services -- 1.2%
          TELUS Corp.                                       26,483    1,611,610
          ---------------------------------------------------------------------
          Total Common Stocks in North America -- 1.3%                1,611,610
===============================================================================

===============================================================================
Pacific Basin/Asia
-------------------------------------------------------------------------------
China -- 1.5%
          Insurance -- 1.5%
          China Life Insurance Co. Ltd. (a)                 40,080    1,859,311
          ---------------------------------------------------------------------
          Total Common Stocks in China                                1,859,311
          ---------------------------------------------------------------------
Hong Kong -- 4.2%
          Commercial Banks -- 1.7%
          CITIC International Financial
               Holdings Ltd.                             2,732,000    2,183,235
          ---------------------------------------------------------------------
          Real Estate Management &
          Development -- 2.5%
          Sun Hung Kai Properties Ltd.                     267,000    3,101,371
          ---------------------------------------------------------------------
          Total Common Stocks in Hong Kong                            5,284,606
===============================================================================
Japan -- 12.2%
          Automobiles -- 3.4%
          Honda Motor Co., Ltd.                            120,900    4,251,865
          ---------------------------------------------------------------------
          Building Products -- 1.4%
          JS Group Corp.                                    87,200    1,830,698
          ---------------------------------------------------------------------
          Commercial Banks -- 2.1%
          Sumitomo Mitsui Financial Group, Inc.                271    2,627,609
          ---------------------------------------------------------------------
          Computers & Peripherals -- 1.2%
          Fujitsu Ltd.                                     216,000    1,474,906
          ---------------------------------------------------------------------
          Consumer Finance -- 1.5%
          ORIX Corp.                                         7,000    1,875,103
          ---------------------------------------------------------------------
          Machinery -- 1.4%
          Kubota Corp.                                     216,000  $ 1,808,578
          ---------------------------------------------------------------------
          Multiline Retail -- 1.2%
          Don Quijote Co. Ltd.                              78,000    1,535,004
          ---------------------------------------------------------------------
          Total Common Stocks in Japan                               15,403,763
===============================================================================
Philippines -- 1.5%
          Wireless Telecommunication
          Services -- 1.5%
          Philippine Long Distance Telephone Co.            35,480    1,958,760
          ---------------------------------------------------------------------
          Total Common Stocks in the Philippines                      1,958,760
===============================================================================
South Korea -- 1.4%
          Construction & Engineering -- 1.3%
          GS Engineering & Construction Corp.               13,396    1,783,149
          ---------------------------------------------------------------------
          Total Common Stocks in South Korea                          1,783,149
===============================================================================
Taiwan -- 2.5%
          Semiconductors & Semiconductor
          Equipment -- 2.4%
          Taiwan Semiconductor
               Manufacturing Co., Ltd.                   1,561,330    3,222,989
          ---------------------------------------------------------------------
          Total Common Stocks in Taiwan                               3,222,989
===============================================================================
Thailand -- 1.0%
          Transportation
          Infrastructure -- 1.0%
          Airports of Thailand PCL                         777,894    1,280,207
          ---------------------------------------------------------------------
          Total Common Stocks in Thailand                             1,280,207
===============================================================================
          Total Common Stocks in the
          Pacific Basin/Asia -- 24.3%                                30,792,785
===============================================================================
          Total Common Stocks
          (Cost -- $113,531,397) -- 99.4%                           125,834,733
===============================================================================

===============================================================================
North America
-------------------------------------------------------------------------------
                         Rights
===============================================================================
          Diversified Financial
          Services -- 1.4%
          Citigroup Global Markets
               Holdings, Inc. (e)                          535,000    1,792,250
          ---------------------------------------------------------------------
          Total Rights (Cost -- $1,609,066) -- 1.4%                   1,792,250
===============================================================================

===============================================================================
                           Short-Term                   Beneficial
                           Securities                    Interest
===============================================================================
          BlackRock Liquidity Series, LLC
               Cash Sweep Series, 5.26% (c)(d)          $1,610,454    1,610,454
          ---------------------------------------------------------------------
          Total Short-Term Securities
          (Cost -- $1,610,454) -- 1.3%                                1,610,454
===============================================================================
Total Investments (Cost -- $116,750,917*) -- 102.1%                 129,237,437
Liabilities in Excess of Other Assets -- (2.1%)                      (2,643,565)
                                                                    -----------
Net Assets -- 100.0%                                               $126,593,872
                                                                   ============


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          21

Schedule of Investments (concluded)
                     BlackRock Master International Portfolio  (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................          $ 116,753,112
                                                                  =============
      Gross unrealized appreciation ....................          $  14,682,186
      Gross unrealized depreciation ....................             (2,197,861)
                                                                  -------------
      Net unrealized appreciation ......................          $  12,484,325
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                           Activity      Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
              Cash Sweep Series                          $1,610,454      $26,128
      --------------------------------------------------------------------------

(d)   Represents the current yield as of May 31, 2007.
(e)   The rights may be exercised until 03/24/2008.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
o     Forward foreign exchange contracts as of May 31, 2007 were as follows:

      --------------------------------------------------------------------------
      Foreign Currency                             Settlement        Unrealized
      Purchased                                      Date           Appreciation
      --------------------------------------------------------------------------
      EUR  1,746,785                                June 2007          $1,658
      GBP  1,306,707                                June 2007             145
      JPY 58,656,877                                June 2007             100
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts -- Net
      (USD Commitment -- $5,418,078)                                   $1,903
                                                                       ======
      --------------------------------------------------------------------------
      Foreign Currency                              Settlement       Unrealized
      Sold                                            Date          Appreciation
      --------------------------------------------------------------------------
      EUR   110,179                                 June 2007          $  253
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts -- Net
      (USD Commitment -- $148,510)                                     $  253
                                                                       ======

o     Currency Abbreviations:

      EUR     Euro
      GBP     British Pound
      JPY     Japanese Yen
      USD     U.S. Dollar


22               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Statement of Assets and Liabilities    BlackRock Master International Portfolio

As of May 31, 2007
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
          Investments in unaffiliated securities, at value (identified cost -- $115,140,463) ........                   $127,626,983
          Investments in affiliated securities, at value (identified cost -- $1,610,454) ............                      1,610,454
          Unrealized appreciation on forward foreign exchange contracts .............................                          2,156
          Foreign cash (cost -- $49) ................................................................                             49
          Receivables:
            Securities sold .........................................................................    $ 3,708,857
            Dividends ...............................................................................        662,772
            Contributions ...........................................................................        147,456       4,519,085
                                                                                                         -----------
          Prepaid expenses and other assets .............. ..........................................                          1,767
                                                                                                                        ------------
          Total assets ..............................................................................                    133,760,494
                                                                                                                        ------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
          Payables:
            Securities purchased ....................................................................      6,601,204
            Withdrawals .............................................................................        388,483
            Investment adviser ......................................................................         80,223
            Other affiliates ........................................................................          1,194       7,071,104
                                                                                                        ------------
          Accrued expenses ..........................................................................                         95,518
                                                                                                                        ------------
          Total liabilities .........................................................................                      7,166,622
                                                                                                                        ------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
          Net Assets ................................................................................                   $126,593,872
                                                                                                                        ============
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
          Investor's capital ........................................................................                   $114,077,408
          Unrealized appreciation -- net ............................................................                     12,516,464
                                                                                                                        ------------
          Net assets ................................................................................                   $126,593,872
                                                                                                                        ------------

      See Notes to Financial Statements.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          23

Statement of Operations                 BlackRock Master International Portfolio

For the Year Ended May 31, 2007
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
          Dividends (net of $269,426 foreign withholding tax) .......................................                  $  3,231,767
          Interest from affiliates ..................................................................                        33,396
                                                                                                                       ------------
          Total income ..............................................................................                     3,265,163
                                                                                                                       ------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
          Investment advisory fees ..................................................................    $   943,953
          Custodian fees ............................................................................        103,117
          Accounting services .......................................................................         97,903
          Professional fees .........................................................................         25,890
          Directors' fees and expenses ..............................................................         16,490
          Pricing fees ..............................................................................          4,280
          Printing and shareholder reports ..........................................................            970
          Other .....................................................................................          9,748
                                                                                                         -----------
          Total expenses ............................................................................                     1,202,351
                                                                                                                       ------------
          Investment income -- net ..................................................................                     2,062,812
                                                                                                                       ------------
====================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
------------------------------------------------------------------------------------------------------------------------------------
          Realized gain on:
             Investments -- net .....................................................................     25,371,630
             Foreign currency transactions -- net ...................................................         11,904     25,383,534
                                                                                                         -----------
          Change in unrealized appreciation on:
             Investments -- net .....................................................................     (7,674,210)
             Foreign currency transactions -- net ...................................................            770     (7,673,440)
                                                                                                         --------------------------
          Total realized and unrealized gain -- net .................................................                    17,710,094
                                                                                                                       ------------
          Net Increase in Net Assets Resulting from Operations ......................................                  $ 19,772,906
                                                                                                                       ============

      See Notes to Financial Statements.


24               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Statements of Changes in Net Assets     BlackRock Master International Portfolio

                                                                                                       For the Year Ended
                                                                                                              May 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                  2007                    2006

===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
          Investment income -- net .....................................................        $   2,062,812         $   1,883,052
          Realized gain -- net .........................................................           25,383,534            29,736,224
          Change in unrealized appreciation -- net .....................................           (7,673,440)           (2,790,764)
                                                                                                -----------------------------------
          Net increase in net assets resulting from operations .........................           19,772,906            28,828,512
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
          Proceeds from contributions ..................................................           43,466,052            28,221,049
          Fair value of withdrawals ....................................................          (66,120,001)          (49,975,260)
                                                                                                -----------------------------------
          Net decrease in net assets derived from capital transactions .................          (22,653,949)          (21,754,211)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
          Total increase (decrease) in net assets ......................................           (2,881,043)            7,074,301
          Beginning of year ............................................................          129,474,915           122,400,614
                                                                                                -----------------------------------
          End of year ..................................................................        $ 126,593,872         $ 129,474,915
                                                                                                ===================================

      See Notes to Financial Statements.

Financial Highlights                    BlackRock Master International Portfolio

                                                                                    For the Year Ended May 31,
The following ratios have been derived from                    --------------------------------------------------------------------
information provided in the financial statements.                 2007          2006          2005          2004           2003
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
     Based on net asset value per share .....................        19.99%        25.58%        14.08%        21.12%       (11.64%)
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses ...............................................          .96%          .98%          .95%          .94%           .97%
                                                               ====================================================================
     Investment income -- net ...............................         1.64%         1.48%         1.51%         1.60%          1.48%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of year (in thousands) .................  $   126,594   $   129,475   $   122,401   $   146,726    $   151,972
                                                               ====================================================================
     Portfolio turnover .....................................       150.85%        96.05%        48.76%        73.55%        132.93%
                                                               ====================================================================

      See Notes to Financial Statements.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          25

Notes to Financial Statements           BlackRock Master International Portfolio

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Master International Portfolio (the "ML Fund") and Mercury Master Trust, which the ML Fund is part of, were renamed BlackRock Master International Portfolio (the "Portfolio") and BlackRock Master Trust (the "Trust"), respectively. The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. Effective June 15, 2007, the Trust was converted to a Delaware limited liability company and, in accordance to the Limited Liability Company Agreement (the "LLC Agreement"), was renamed BlackRock Master LLC (the "Master LLC"). The Declaration of Trust permits the Trustees (and after June 15, 2007, the LLC Agreement permits the Directors) to issue nontransferable interests in the Trust/Master LLC, subject to certain limitations. Throughout this report, the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Master LLC employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Master LLC, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Master LLC's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract. The


26               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

                                        BlackRock Master International Portfolio

counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          27

                                        BlackRock Master International Portfolio

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On September 15, 2006, shareholders of the investor in the Portfolio approved a new Investment Advisory Agreement for the Master LLC with BlackRock Advisors, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006. Prior to September


28               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Notes to Financial Statements (concluded)
                                        BlackRock Master International Portfolio

29, 2006, MLIMIL was the Portfolio's manager. Effective September 29, 2006, MLIMIL was renamed BlackRock Investment Management International Limited ("BIMIL") and is an indirect, wholly owned subsidiary of BlackRock, Inc.

The Manager is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. In addition, the Manager has entered into a Sub-Advisory Agreement with BIMIL, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Portfolio to the Manager. Prior to September 29, 2006, MLIMIL had a Sub-Advisory Agreement with FAM. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $22,273 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2007.

For the year ended May 31, 2007, the Portfolio reimbursed FAM and the Manager $904 and $1,695, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Master LLC were officers and/or directors of MLIM, MLIMIL, FAM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2007 were $189,942,147 and $209,442,820, respectively.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2007.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          29

Report of Independent Registered Public Accounting Firm
                                        BlackRock Master International Portfolio

To the Investor and Board of Trustees of BlackRock Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master International Portfolio (formerly Merrill Lynch Master International Portfolio), one of the series constituting BlackRock Master Trust (the "Trust") (formerly Mercury Master Trust), as of May 31, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master International Portfolio of BlackRock Master Trust as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2007


30               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

Officers and Directors

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.  P.O. Box 9011   Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,      122 Funds       None
Doll, Jr.* Princeton, NJ   President    present  Global Chief Investment Officer for Equities,       168 Portfolios
           08543-9011      and                   Chairman of the BlackRock Retail Operating
           Age: 52         Director              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers,
                                                 L.P. ("MLIM") and its affiliates
                                                 ("MLIM/FAM-advised funds") from 2005 to 2006 and
                                                 Chief Investment Officer thereof from 2001 to
                                                 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006;
                                                 Co-Head (Americas Region) thereof from 2000 to
                                                 2001 and Senior Vice President from 1999 to 2001;
                                                 President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from
                                                 1991 to 1999.

            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll i s an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     1998 to  Professor of Finance and Economics at the           17 Funds        None
Beim**      Princeton, NJ               present  Columbia University Graduate School of Business
            08543-9095                           since 1991; 24 Portfolios Chairman of Outward
            Age: 66                              Bound USA from 1997 to 2001; Chairman of Wave
                                                 Hill, Inc., from 1990 to 2006; Trustee of
                                                 Phillips Exeter Academy from 2002 to present.

------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     1998 to  Chief Financial Officer of JPMorgan & Co., Inc.     17 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995 and an employee of JPMorgan in    24 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     1998 to  Deputy Dean for Academic Affairs, Harvard           17 Funds        None
Kester      Princeton, NJ               present  Business School since 2006; Mizuho Financial        24 Portfolios
            08543-9095                           Group, Professor of Finance, Harvard Business
            Age: 55                              School; Unit Head, Finance in 2005 to 2006;
                                                 Senior Associate Dean and Chairman of the MBA
                                                 Program of Harvard Business School, 1999 to 2005,
                                                 Member of the faculty of Harvard Business School
                                                 since 1981. Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     1998 to  Partner of Robards & Company LLC, a financial       17 Funds        AtriCure, Inc.
Robards***  Princeton, NJ               present  advisory firm since 1987; formerly an investment    24  Portfolios  (medical
            08543-9095                           banker with Morgan Stanley for more than ten years;                 devices)
            Age: 57                              Director of Enable Medical Corp. from 1996 to
                                                 2005; Director of AtriCure, Inc., since 2000;
                                                 Director of the Cooke Center for Learning and
                                                 Development, a not-for-profit organization, since
                                                 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Directors.



                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          31

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011                           and Treasurer and 1999 First Vice President of MLIM and FAM from 1997 to 2005 and
            Age: 46                              Treasurer thereof from 1999 to present to 2006; Vice President of MLIM and FAM from
                                                 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark P.O. Box 9011  Fund Chief   2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
            Princeton, NJ  Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
            08543-9011                           Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Officer
            Age: 42                              Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
                                                 2005; Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to
                                                 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 47                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
            ------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
            ------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


32               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service. Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery
2) Select eDelivery under the More Information section
3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          33

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


34               BLACKROCK INTERNATIONAL FUND            MAY 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


                BLACKROCK INTERNATIONAL FUND            MAY 31, 2007          35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BlackRock International Fund
Of BlackRock Series, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                      #INTL-5/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

          The registrant's board of directors has determined that David O. Beim,
          W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

          Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

          Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

          Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

Item 4 -  Principal Accountant Fees and Services

          BlackRock International Fund

          (a) Audit Fees -              Fiscal Year Ended May 31, 2007 - $6,600
                                        Fiscal Year Ended May 31, 2006 - $6,600

          (b) Audit-Related Fees -      Fiscal Year Ended May 31, 2007 - $0
                                        Fiscal Year Ended May 31, 2006 - $0

          (c) Tax Fees -                Fiscal Year Ended May 31, 2007 - $6,100
                                        Fiscal Year Ended May 31, 2006 - $6,000

          The nature of the services include tax compliance, tax advice and tax planning.

          (d) All Other Fees -          Fiscal Year Ended May 31, 2007 - $0
                                        Fiscal Year Ended May 31, 2006 - $0

          BlackRock Master International Portfolio

          (a) Audit Fees -              Fiscal Year Ended May 31, 2007 - $32,000
                                        Fiscal Year Ended May 31, 2006 - $32,000

          (b) Audit-Related Fees -      Fiscal Year Ended May 31, 2007 - $0
                                        Fiscal Year Ended May 31, 2006 - $0

          (c) Tax Fees -                Fiscal Year Ended May 31, 2007 - $0
                                        Fiscal Year Ended May 31, 2006 - $0

          The nature of the services include tax compliance, tax advice and tax planning.

          (d) All Other Fees -          Fiscal Year Ended May 31, 2007 - $0
                                        Fiscal Year Ended May 31, 2006 - $0

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2) 0%

          (f) Not Applicable

          (g) BlackRock International Fund
              Fiscal Year Ended May 31, 2007 - $2,985,417
              Fiscal Year Ended May 31, 2006 - $3,130,717

              BlackRock Master International Portfolio
              Fiscal Year Ended May 31, 2007 - $2,979,317
              Fiscal Year Ended May 31, 2006 - $3,124,717

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock International Fund of BlackRock Series, Inc. and
    BlackRock Master International Portfolio of BlackRock Master LLC

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock International Fund of BlackRock Series, Inc. and
    BlackRock Master International Portfolio of BlackRock Master LLC

Date: July 24, 2007


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock International Fund of BlackRock Series, Inc. and
    BlackRock Master International Portfolio of BlackRock Master LLC

Date: July 24, 2007